UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):      May 15, 2001

                           DISTINCTIVE DEVICES, INC.
             (Exact name of Registrant as Specified in its Charter)

           New York                0-2749                     13-1999951
(State or Other Jurisdiction     (Commission File   (IRS Employer Identification
 of Incorporation)                Number)            Number)


                One Bridge Plaza, Suite 100, Fort Lee, NJ 07024
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (201)363-9923

        110 East Atlantic Avenue, Suite 230, Delray Beach, Florida 33444
         (Former name or former address, if changed since last report)

Item 5.         Other Events

                On May 15, 2001, the Company's Board of Directors elected Sanjay Mody President, Treasurer, and Chief Executive Officer of the Company and Bill Walles and Shrikant Mehta were elected Directors of the Company. At the same meeting, the Board of Directors accepted the resignation of James Wolff as the Company's President and Chief Executive Officer, and as of that date Mr. Wolff no longer has authority to act on behalf of the Company as an officer, employee or agent. Mr. Wolff remains a member of the Company's Board of Directors.



                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.



                                            DISTINCTIVE DEVICES, INC.
                                                   (Registrant)



Dated:  June 8, 2001                        By:  /s/ SANJAY MODY
                                               Sanjay Mody, President